Exhibit 10.1

AMENDMENT TO SPRING FORTH PROMISSORY NOTE

 This Amendment to Spring Forth Promissory Note (the “Amendment”), dated July 18, 2017 (the “Effective Date”), is entered into by and between Great Basin Scientific, Inc., a Delaware corporation (the “Company”), and Spring Forth Investments, LLC a Utah limited liability company (“Lender” and together with the Company, the “Parties” and each, a “Party”).

 WHEREAS, on July 18, 2014, the Lender loaned the Company $500,000 pursuant to a promissory note (the “Original Note”);

WHEREAS, the Maturity Date of the Original Note was July 18, 2015;

WHEREAS, pursuant to the terms of the Original Note, the Company exercised its right to extend the Maturity Date to July 18, 2016;

 WHEREAS, on July 18, 2016 the Parties executed that certain Amendment to Spring Forth Promissory Note extending the Maturity Date of the Original Note to July 18, 2017;

 WHEREAS, the Parties hereto desire to again amend the Original Note to extend the Maturity Date to July 18, 2018 on the terms and subject to the conditions set forth herein; and

 WHEREAS, pursuant to Section 13 of the Original Note, the amendments contemplated by the Parties must be contained in a written agreement signed by the Company and Lender.

 NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

 1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Original Note.

 2. Amendment to the Original Note. As of the Effective Date, the Original Note is hereby amended or modified as follows:

The second sentence of the first paragraph of the Original Note is hereby amended to state:

All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on July 18, 2018 (the “Maturity Date”).

 3. Date of Effectiveness; Limited Effect. This Amendment will become effective as of the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Original Note are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Original Note or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Original Note to “this Note,” “the Note,” “hereunder,” “hereof,” “herein” or words of like import will mean and be a reference to the Original Note as amended by this Amendment.

 4. Miscellaneous.

 (a) This Amendment is governed by, and construed in accordance with, the laws of the State of Utah, without regard to the conflict of laws provisions of the State of Utah.

 (b) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(c) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e) This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

GREAT BASIN SCIENTIFIC, INC.
By:/s/ Jeffrey Rona____________________ Name: Jeffrey Rona Title: CFO

SPRING FORTH INVESTMENTS, LLC
By:/s/ David Spafford_________________ Name: David Spafford Title: Manager